UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

ACNB Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

March 29, 2022
Dear Fellow Shareholders of ACNB Corporation:
On behalf of the Board of Directors, I am pleased to inform you of our Annual Meeting of Shareholders to be held on Tuesday, May 3, 2022, at 1:00 p.m., prevailing time. Due to the ongoing impact of the Coronavirus Disease 2019 (“COVID-19”), the Annual Meeting of Shareholders will be held in a virtual meeting format only via the internet at www.meetnow.global/MPM9DQS. You will not be able to attend the annual meeting physically. Enclosed with the proxy statement is the notice of meeting, proxy card, ACNB Corporation’s 2021 Annual Review, and ACNB Corporation’s 2021 Annual Report on Form 10-K.
The principal business of the meeting is to elect two (2) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified; to conduct a non-binding vote on executive compensation; to ratify the selection of RSM US LLP as ACNB Corporation’s independent registered public accounting firm; and, to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.
I urge you to vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided or to vote via the internet or telephone. Your prompt vote will save the Corporation expenses involved in further communications. Your vote is important. Voting by written proxy, internet or telephone will ensure your representation at the annual meeting.
Sincerely,
James P. Helt
President & Chief Executive Officer

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ACNB CORPORATION
NASDAQ TRADING SYMBOL: ACNB
acnb.com
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT
2022

Proxy Statement
Dated and to be mailed to shareholders on or about March 29, 2022.

ACNB CORPORATION
16 LINCOLN SQUARE
P.O. BOX 3129
GETTYSBURG, PENNSYLVANIA 17325
(717) 334-3161
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 3, 2022
TO THE SHAREHOLDERS OF ACNB CORPORATION:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ACNB Corporation will be held in a virtual meeting format only via the internet at www.meetnow.global/MPM9DQS on Tuesday, May 3, 2022, at 1:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:
1.
To elect two (2) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified;

2.
To conduct a non-binding vote on executive compensation;

3.
To ratify the selection of RSM US LLP as ACNB Corporation’s independent registered public accounting firm; and,

4.
To transact such other business as may properly come before the 2022 Annual Meeting and any adjournment or postponement thereof.

Only those shareholders of record, at the close of business on March 14, 2022, are entitled to notice of and to vote at the meeting.
Please promptly sign the enclosed proxy card and return it in the enclosed postage-paid envelope or vote by internet or telephone. We cordially invite you to attend and participate in the meeting online. Your proxy is revocable and you may withdraw it at any time prior to it being voted. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the Corporation before the vote at the meeting.
The Corporation’s Board of Directors is distributing the proxy statement, proxy card, ACNB Corporation’s 2021 Annual Review, and ACNB Corporation’s 2021 Annual Report on Form 10-K on or about March 29, 2022.
BY ORDER OF THE BOARD OF DIRECTORS,
James P. Helt
President & Chief Executive Officer
Gettysburg, Pennsylvania
March 29, 2022
YOUR VOTE IS IMPORTANT.
PLEASE VOTE YOUR PROXY TODAY.

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PROXY STATEMENT
GENERAL INFORMATION
Date, Time and Place of the Annual Meeting
ACNB Corporation, a Pennsylvania business corporation and registered financial holding company, furnishes this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Corporation’s Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on Tuesday, May 3, 2022, at 1:00 p.m., prevailing time, in a virtual meeting format only via the internet at www.meetnow.global/MPM9DQS. Specific instructions to access the virtual meeting are located on your proxy card or are available at investor.acnb.com. You will not be able to attend the annual meeting physically. Included with this proxy statement is a copy of ACNB Corporation’s 2021 Annual Review and ACNB Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
The Corporation’s principal executive office is located at 16 Lincoln Square, Gettysburg, Pennsylvania 17325. The Corporation’s telephone number is (717) 334-3161. All inquiries regarding the annual meeting should be directed to Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer of ACNB Corporation, at (717) 339-5085.
Description of ACNB Corporation
ACNB Corporation was formed in 1982 and became the holding company for the banking subsidiary in 1983. ACNB Corporation’s wholly-owned banking subsidiary is ACNB Bank, a Pennsylvania state-chartered bank and trust company, formerly Adams County National Bank. ACNB Bank operates in the Maryland markets as FCB Bank and NWSB Bank. The Corporation’s primary activity consists of owning and supervising its banking subsidiary.
The Corporation also owns and supervises ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., as its insurance agency subsidiary.
We have not authorized anyone to provide you with information about the Corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at ACNB Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.
Internet Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 3, 2022. The notice of meeting, proxy statement, proxy card, ACNB Corporation’s 2021 Annual Review, and ACNB Corporation’s 2021 Annual Report on Form 10-K are available at investor.acnb.com.
VOTING PROCEDURES
Solicitation and Voting of Proxies
The Board of Directors solicits this proxy for use at the Corporation’s 2022 Annual Meeting of Shareholders. The Corporation’s directors and officers and ACNB Bank employees may solicit proxies in person or by telephone, facsimile, email or other similar electronic means without additional compensation. The Corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the Corporation sends to its shareholders. The Corporation will make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities, as well as will reimburse these third parties for their reasonable forwarding expenses. This proxy statement and the related proxy card are being distributed on or about March 29, 2022.
Shareholders of record at the close of business on March 14, 2022 (the annual meeting record date), are entitled to vote at the meeting. The Corporation’s records show that, as of the annual meeting record date, 8,679,206 shares of the Corporation’s common stock, par value $2.50 per share, were outstanding. On all matters to come before the annual meeting, shareholders may cast one (1) vote for each share held. Cumulative voting rights do not exist with respect to the election of directors.
You may vote your shares by completing and returning a written proxy card or voting by internet or telephone. You may also vote via the internet at the virtual meeting. Submitting your voting instructions by returning a proxy card, internet or telephone will not affect your right to attend the virtual meeting and vote, if you later decide to attend.
If your shares are registered directly in your name with ACNB Corporation’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxyholders or to vote at the meeting. The Corporation has provided a proxy card, as well as instructions to vote by internet or telephone, for your use.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and you are also invited to attend the meeting following the instructions provided to you on your proxy card or available at investor.acnb.com. However, because you are not the shareholder of record, you may not vote your street name shares at the meeting, unless (1) you obtain a proxy executed in your favor from the holder of record or (2) register at the annual meeting pursuant to registration instructions provided on your proxy card or at www.meetnow.global/MPM9DQS. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.
By properly completing a proxy, you appoint Scott L. Kelley and Alan J. Stock as proxyholders to vote your shares, as indicated on the proxy card. Any signed proxy card or vote by internet or telephone not specifying to the contrary will be voted FOR:
1.
Electing two (2) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified;

2.
Approving the non-binding vote on executive compensation; and,

3.
Ratifying the selection of RSM US LLP as ACNB Corporation’s independent registered public accounting firm.

You may revoke your written proxy by delivering written notice of revocation to Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer of the Corporation, by executing a later dated proxy and giving written notice of the revocation to Ms. Glass, or by voting again by internet or telephone, at any time before the proxy is voted at the meeting. Proxyholders will vote shares represented by proxies on the accompanying proxy card, if properly signed and returned, or by internet or telephone in accordance with instructions from shareholders.
Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.
Quorum and Vote Required for Approval
As of the close of business on March 14, 2022, the Corporation had 8,679,206 shares of common stock, par value $2.50 per share, outstanding.
Under Pennsylvania law and ACNB Corporation’s Bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not considered present and voting on a particular matter as to which the broker withheld authority and, therefore, not counted as a vote cast on that matter. Each share is entitled to one (1) vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under ACNB Corporation’s Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.
If a quorum is present, approving the non-binding proposal on executive compensation and ratifying the independent registered public accounting firm for the year ending December 31, 2022, requires the affirmative “FOR” vote of a majority of all votes cast, in person or by proxy. Abstentions and broker non-votes are not deemed to constitute “votes cast” and, therefore, do not count either for or against the proposals.
If a quorum is present, the shareholders will elect the nominees for director receiving the highest number of “FOR” votes cast by those shareholders entitled to vote for the election of directors. The proxyholders will not cast votes for or against any director nominees when the broker withheld authority.
GOVERNANCE OF THE CORPORATION
Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and executive management believe promote this purpose, are sound, and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), rules and listing standards of The Nasdaq Stock Market, SEC regulations, as well as best practices suggested by recognized governance authorities. Currently, our Board of Directors has thirteen (13) members. Directors Marian B. Schultz and James E. Williams will be retiring from the Board effective May 3, 2022. Under the SEC and Nasdaq standards for independence, except for Messrs. Seibel and Williams, all non-employee directors and nominees meet the standards for independence. This constitutes more than a majority of our Board of Directors. Mr. Seibel is not independent because he is the brother of Douglas A. Seibel, Executive Vice President/Chief Lending & Revenue Officer of ACNB Bank. Mr. Williams is not independent because his company, C.E. Williams Sons, Inc., has entered into a material contract which exceeds the independence threshold amount limitations of the Nasdaq listing rules. Only independent directors serve on our Audit Committee, Compensation Committee, and Nominating Committee.
Leadership Structure
The Corporation chooses to separate the roles of Chairman and President & Chief Executive Officer. The President & Chief Executive Officer is responsible for implementing the strategic direction of the Corporation, as determined by the Board of Directors, and for the day-to-day leadership and performance of the Corporation. The Chairman oversees the agenda for and presides over Board of Director meetings, as well as provides leadership to the Board and facilitates communication between the Board of Directors and executive management. The Corporation’s Chairman of the Board is considered independent under the SEC and Nasdaq standards for independence.
Risk Oversight
The Board of Directors has a role in overseeing the Corporation’s risks as a whole and at the committee level. The Audit Committee is primarily responsible for overseeing the risks the Corporation faces on behalf of the Board of Directors. In doing so, the Audit Committee works closely with the Corporation’s Chairman of the Board, President & Chief Executive Officer, and ACNB Bank’s Chief Risk & Governance Officer, as well as with other members of management with respect to matters relating to risk management. The Audit Committee receives reports on risk management and the processes in place to monitor and control such exposures. The Audit Committee may also receive updates, from time to time, between meetings from management relating to risk oversight matters. The Audit Committee provides updates on its risk management activities to the full Board of Directors via the committee’s meeting minutes. Further, members of management may make presentations on risk management to the full Board of Directors or another committee of the Board of Directors.

In addition to the Audit Committee, other committees of the Board of Directors consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by the Corporation’s compensation practices. Also, the Executive Committee assesses the risks associated with the Corporation’s executive management succession plan. It is the role of the full Board of Directors, however, to consider the risks associated with the Corporation’s strategic plan and its implementation.
Director Independence
In determining each director’s and nominee’s independence, the Board of Directors considered loan transactions between ACNB Bank and the individuals, their family members, and businesses with which they are associated. The table below includes a description of other categories or types of transactions, relationships or arrangements considered by the Board (in addition to those listed above and those transactions set forth under “Transactions with Directors and Executive Officers” below) in reaching its determination that the directors are independent.
Name	Independent	Other Transactions/ Relationships/Arrangements
Kimberly S. Chaney	Yes	None
Frank Elsner, III	Yes	None
Todd L. Herring	Yes	None
Scott L. Kelley	Yes	Legal services provided by the law firm of which Mr. Kelley is a partner
James J. Lott	Yes	None
Donna M. Newell	Yes	None
Daniel W. Potts	Yes	None
Marian B. Schultz	Yes	None
David L. Sites	Yes	None
Alan J. Stock	Yes	None
In each case, the Board of Directors determined that none of the transactions impaired the independence of the director.
Directors of ACNB Corporation
The following table sets forth, as of March 14, 2022 (in alphabetical order), selected information about the Corporation’s directors and director nominees.
Name	Class of Director	Director Since	Age as of March 14, 2022
Kimberly S. Chaney	3	2020	60
Frank Elsner, III	3	2002	61
James P. Helt	3	2017	55
Todd L. Herring, Vice Chairman	1	2017	60
Scott L. Kelley	3	2012	70
James J. Lott	1	2007	59
Donna M. Newell	2	2012	51
Daniel W. Potts	3	2004	69
Marian B. Schultz	1	1992	72
D. Arthur Seibel, Jr.	2	2017	63
David L. Sites	2	2010	66
Alan J. Stock, Chairman	2	2005	64
James E. Williams	1	2007	68

Executive Officers of ACNB Corporation
The following table sets forth, as of March 14, 2022, selected information about the Corporation’s Executive Officers, each of whom is appointed by the Board of Directors and each of whom holds office at the Board’s discretion.
Name and Position	Position Held	Age as of March 14, 2022
James P. Helt
President & Chief Executive Officer of ACNB Corporation	2017-Present	55
Chief Executive Officer of ACNB Bank	2017-Present
President of ACNB Bank	2015-Present
Executive Vice President of Banking Services of ACNB Bank	2008-2015
Lynda L. Glass
Chief Governance Officer	2011-Present	61
Secretary	2008-Present
Secretary & Treasurer	2006-2008
Executive Vice President	2003-Present
Assistant Secretary	1993-2003
David W. Cathell
Executive Vice President/Treasurer & Chief Financial Officer	2008-Present	67
Senior Vice President & Chief Financial Officer	2007-2008
Principal Financial Officer	2006-2007
Meetings and Committees of the Board of Directors
The Board of Directors of ACNB Corporation met thirteen (13) times during 2021. The Corporation maintains an Audit Committee (which is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934), Executive Committee, Compensation Committee, and Nominating Committee. In June 2021, the Strategic Planning Committee was discontinued with the implementation of quarterly strategic planning sessions held in conjunction with regular meetings of the Corporation’s Board of Directors in addition to the annual retreat of the Board of Directors. Prior to discontinuance, there was one (1) meeting of the Strategic Planning Committee held in 2021. A total of thirty-seven (37) Board and committee meetings of the Corporation’s Board of Directors were held in 2021. During 2021, each of the directors attended at least 75% of the combined total number of meetings of the Corporation’s Board of Directors and the committees of which he or she was a member. The Board of Directors has a written attendance policy statement which encourages and expects each director to attend the Annual Meeting of Shareholders. All directors attended the 2021 Annual Meeting of Shareholders. We expect that all the directors will attend the 2022 Annual Meeting of Shareholders.
Audit Committee.   Members of the Audit Committee at December 31, 2021, were Daniel W. Potts, who served as Chair, Kimberly S. Chaney, Todd L. Herring, James J. Lott and Alan J. Stock. Each of these directors is “independent” as defined in the SEC and Nasdaq standards for independence. In addition, James P. Helt, David W. Cathell and Lynda L. Glass were invited to attend committee meetings. The principal duties of the Audit Committee, as set forth in its charter, include reviewing the Corporation’s financial reporting process and systems of internal accounting and financial controls; reviewing significant audit and accounting principles, policies and practices; reviewing performance of internal auditing procedures; overseeing risk management; and, recommending annually to the Board of Directors the engagement of an independent auditor. The Audit Committee has a charter which is available under the Governance Documents section of the ACNB Corporation Investor Relations website at investor.acnb.com. The Audit Committee met five (5) times during 2021.

Executive Committee.   Members of the Executive Committee at December 31, 2021, were Alan J. Stock, who served as Chair, James P. Helt, Todd L. Herring, Scott L. Kelley, Daniel W. Potts and D. Arthur Seibel, Jr. In addition, David W. Cathell and Lynda L. Glass were invited to attend specific committee meetings. The principal duties of the Executive Committee are to act on behalf of the Board between meetings and to develop and maintain the corporate governance policies and framework. The Executive Committee has a charter which is available under the Governance Documents section of the ACNB Corporation Investor Relations website at investor.acnb.com. The Executive Committee met six (6) times during 2021.
Compensation Committee.   Members of the Compensation Committee at December 31, 2021, were Scott L. Kelley, who served as Chair, Frank Elsner, III, Todd L. Herring, James J. Lott, Donna M. Newell and Alan J. Stock. Each of these directors is “independent” as defined in the SEC and Nasdaq standards for independence. The principal duties of the Compensation Committee include evaluating and recommending to the Board of Directors the executive officer and director compensation plans, policies and programs of the Corporation. The Compensation Committee has a charter which is available under the Governance Documents section of the ACNB Corporation Investor Relations website at investor.acnb.com. The Compensation Committee met eleven (11) times during 2021.
Nominating Committee.   Members of the Nominating Committee at December 31, 2021, were James J. Lott, who served as Chair, Donna M. Newell, Marian B. Schultz, David L. Sites and Alan J. Stock. Each of these directors is “independent” as defined in the SEC and Nasdaq standards for independence. The principal duties of the Nominating Committee include identifying qualified individuals to serve on the Board and recommending nominees to the Board of Directors. The Nominating Committee has a charter which is available under the Governance Documents section of the ACNB Corporation Investor Relations website at investor.acnb.com. The Nominating Committee met one (1) time during 2021.
Shareholder Communications
The Board of Directors has formal shareholder communications processes for the submission of shareholder proposals and nomination of directors, as described below. In addition, shareholders may contact any member of the Board personally, by telephone or by written correspondence including email. Written communications received by the Corporation from shareholders are shared with the full Board as deemed appropriate.
Submission of Shareholder Proposals
In order for a shareholder proposal (other than director nominations) to be considered for inclusion in ACNB Corporation’s proxy statement for next year’s annual meeting, the written proposal must be received by the Corporation no later than November 29, 2022. Proposals may be sent to Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer of ACNB Corporation, at 16 Lincoln Square, P.O. Box 3129, Gettysburg, Pennsylvania 17325.
All proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the Corporation after November 29, 2022, it is considered untimely; and, although the proposal may be considered at the annual meeting, the Corporation is not obligated to include it in the 2023 proxy statement.
In addition to satisfying the foregoing requirements under the Corporation’s bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 4, 2023.
Employee Code of Ethics
Since May 1994, ACNB Bank, formerly Adams County National Bank, has had a Conflict of Interest/Code of Ethics. In 2003, as required by law and regulation, the Corporation’s Board of Directors adopted a Code of Ethics which is applicable to our directors, officers and employees, and which has been amended as necessary from time to time.

The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics to ACNB Corporation’s Chief Governance Officer. The Code of Ethics is available under the Governance Documents section of the ACNB Corporation Investor Relations website at investor.acnb.com.
Anti-Hedging/Pledging Policy
The Board of Directors has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
ELECTION OF DIRECTORS
Nomination of Directors
The Corporation has a standing Nominating Committee with a charter. Recommendations to the Board of Directors as to the nominees for election as directors at the Annual Meeting of Shareholders are provided by the Nominating Committee. The Nominating Committee will consider shareholder-recommended nominees for director, and shareholders who desire to propose an individual for consideration by the Board of Directors as a nominee for director should submit a recommendation in writing to the Secretary of the Corporation in compliance with the requirements of Article II, Sections 202, 203 and 207(b), of the Corporation’s Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than fourteen (14) days prior to the date of any shareholder meeting called for the election of directors.
Qualification and Nomination of Directors
The Corporation’s Articles of Incorporation authorize the number of directors to be not less than five (5) and not more than twenty-five (25). Further, the Corporation’s Articles of Incorporation and Bylaws provide for three (3) classes of directors with staggered terms of office of three (3) years that expire at successive annual meetings. Pursuant to Article II, Section 207(b), of the Corporation’s Bylaws, no director or nominee shall stand for election, if as of the date of election, he or she shall have attained the age of seventy-two (72) years old. Currently, the number of directors is set at thirteen (13): Class 1 consists of four (4) directors, Class 2 consists of four (4) directors, and Class 3 consists of five (5) directors.
The Nominating Committee believes that a director nominee must have the following attributes/qualifications before being recommended as a nominee: stock ownership in the Corporation, the willingness to commit time, a commitment to independence, a commitment to the Corporation’s community, financial competence, a good reputation, integrity, good communication skills, and the willingness and ability to speak up for the interests of the Corporation. A director nominee shall also have expertise that strengthens the Board of Directors. When evaluating potential director nominees, the Nominating Committee considers the skills and expertise of the current Board members and seeks director nominees with knowledge, skills and abilities that enhance and complement—rather than duplicate—the experiences and skills already represented on the Board of Directors. Further, the Nominating Committee ensures director nominees complement the Corporation’s strategic vision and direction, a fundamental priority for the Board of Directors. The Nominating Committee follows the same process for evaluating shareholder-recommended nominees for director.
The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that members of the Board of Directors represent diverse viewpoints and experience. In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards.

The table below provides certain self-identified diversity information regarding our Board of Directors as of February 1, 2022.
Board Diversity Matrix
(As of February 1, 2022)
Total Number of Directors			13
	Female	Male		Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	10		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	3	10		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
Director Nominees
The Board of Directors nominated incumbent directors Todd L. Herring and James J. Lott to serve as Class 1 Directors until the expiration of the term of the class or until their earlier death, resignation or removal from office. Other current Class 1 Directors, Marian B. Schultz and James E. Williams, will be retiring from the Board of Directors effective May 3, 2022.
The proxyholders intend to vote all proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them.
The Board of Directors proposes the following nominees for election as Class 1 Directors at the annual meeting:
Class 1 Director Nominees
Todd L. Herring
James J. Lott
The Board of Directors recommends that shareholders vote FOR the proposal to elect the nominees listed above.
Information as to Nominees and Directors
Set forth below, as of March 14, 2022, are the principal occupations and certain other information regarding nominees for director and continuing directors including the experience, qualifications, attributes or skills that contribute to the nominee’s or director’s ability to oversee the management of the Corporation. Unless otherwise specified, all business experience is for the past five (5) years in the same or similar position. You will find information about their share ownership on pages 11 through 13.

Class 1 Directors (to serve until 2025 if duly elected and qualified)
Todd L. Herring	Mr. Herring, age 60, Vice Chairman of the Board of the Corporation and ACNB Bank, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since July 2017. He has served as Vice Chairman of both Boards of Directors since May 26, 2020. Mr. Herring was a director of New Windsor Bancorp, Inc. and New Windsor State Bank from 2013 until 2017. Mr. Herring is a physical therapist and, since 2015, the Market Director for Pivot Health Solutions, a provider of physical therapy, occupational health, performance training, and sports medicine services based in Towson, Maryland, with clinics primarily along the East Coast. He was Owner and President of Central Maryland Rehabilitation Services, Inc. (CMRS) from its inception in 2006 until its acquisition by Pivot Physical Therapy, now Pivot Health Solutions, in 2015. CMRS had more than 120 employees and provided hospital, home health, assisted living facility based, and outpatient clinic rehabilitation services in Maryland. Since 1985, Mr. Herring also owns and manages numerous residential and commercial real estate partnerships. His professional and personal contacts in Carroll County, Maryland, and surrounding markets, experience in the operations and management of small businesses, knowledge of the Carroll County market, and prior board experience support his service on the Corporation’s and ACNB Bank’s Boards of Directors.
James J. Lott	Mr. Lott, age 59, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2007. He is President of Bonnie Brae Fruit Farms, Inc. located in Gardners, Pennsylvania. Mr. Lott offers extensive experience in agribusiness, a leading economic driver in the Corporation’s markets, and his business insight is leveraged to provide guidance in understanding this important segment of the local economy.
Class 2 Directors (to serve until 2024)
Donna M. Newell	Ms. Newell, age 51, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2012. She is President & Chief Executive Officer of NTM Engineering, Inc., a firm located in Dillsburg, Pennsylvania, that specializes in water resources and structural engineering as well as engineering course development and instruction. Ms. Newell brings her engineering, technology and business expertise to the Board.
D. Arthur Seibel, Jr.	Mr. Seibel, age 63, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since July 2017. He was a director of New Windsor Bancorp, Inc. and New Windsor State Bank from 2001 until 2017, and served as chairman of these boards until 2017. Most recently, Mr. Seibel retired as Chief Operating Officer for Springdale Preparatory School in New Windsor, Maryland, in February 2020. From 2011 until 2014, he was Managing Director of CIC Switzerland, Ltd., the international sales operation of Cristal Inorganic Chemicals (CIC), located in Zug, Switzerland. He previously served as Chief Financial Officer of CIC, a manufacturing company with operations then in five countries and revenues of $2.0 billion, from 2007 to 2011, and began his career as a certified public accountant. Mr. Seibel’s long experience in accounting, auditing, internal controls, and strategic planning, as well as knowledge of public companies and the community banking industry, support his membership on the Corporation’s and ACNB Bank’s Boards of Directors.
David L. Sites	Mr. Sites, age 66, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2010. He is Owner of Sites Realty, Inc. and Realty Leasing & Management Co., real estate companies located in

Gettysburg, Pennsylvania. Mr. Sites offers over 35 years of experience in real estate sales, management and development and provides proven experience in community relations, risk management, and overall management performance.
Alan J. Stock	Mr. Stock, age 64, Chairman of the Board of the Corporation and ACNB Bank, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2005. He served as Vice Chairman of both Boards of Directors from 2013 until February 15, 2020, when he became Chairman of the Board of the Corporation and ACNB Bank. Mr. Stock has also been a member of the Board of Directors of ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., since February 25, 2020. He retired in November 2017 as Owner and President of Eicholtz Company, an office equipment and furniture dealership located in New Oxford, Pennsylvania. Mr. Stock brings to the Board entrepreneurial experience spanning more than 40 years and strong financial and business acumen, as well as extensive knowledge of the Corporation’s market areas.
Class 3 Directors (to serve until 2023)
Kimberly S. Chaney	Ms. Chaney, age 60, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since January 2020. She was a director of Frederick County Bancorp, Inc. and Frederick County Bank from 2013 until 2020, and served as chairman of these boards until 2020. Ms. Chaney has been a certified public accountant for over 30 years and is Owner of Kimberly S. Chaney, CPA LLC, an accounting practice specializing in financial services and consulting for small businesses located in Frederick, Maryland. She has formerly held senior management positions in several Frederick County companies in the construction, real estate and retail industries. Ms. Chaney’s long experience in accounting, auditing, internal controls, and strategic planning, prior board experience, and knowledge of the Frederick County market support her membership on the Board.
Frank Elsner, III	Mr. Elsner, age 61, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2002. From 2013 until February 15, 2020, he served as Chairman of the Board of the Corporation and ACNB Bank. Mr. Elsner also served as Vice Chairman of both Boards of Directors from 2007 until 2013. He has been a member of the Board of Directors of ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., since 2012 and has served as Vice Chairman of the Board since 2013. Mr. Elsner is Owner & Managing Director of ODT Global, LLC, a system integrator, distributor, and manufacturers’ sales representative firm specializing in product and material handling, labeling and packaging solutions based in Hanover, Pennsylvania. He retired in 2012 as President, Chief Executive Officer & Treasurer of Elsner Engineering Works, Inc., an engineering and manufacturing company located in Hanover, Pennsylvania. Mr. Elsner has extensive management experience with a company that operates internationally, as well as strong skills in cross cultural communications, financial management, sales and marketing, and strategic planning.
James P. Helt	Mr. Helt, age 55, is President & Chief Executive Officer of the Corporation and ACNB Bank. He has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2017 and 2015, respectively. He has also been a member of the Board of Directors of ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., since 2016 and has served as Chairman of the Board since 2021. From 2008 until September 1, 2015, Mr. Helt served as Executive Vice President of Banking Services of ACNB

Bank. Mr. Helt was named President of ACNB Bank effective September 1, 2015. As part of the Corporation’s and ACNB Bank’s long-term succession planning, he was appointed President & Chief Executive Officer of the Corporation and Chief Executive Officer of ACNB Bank effective May 5, 2017. Mr. Helt’s more than 30 years of experience in the financial services industry, including his time with the Corporation and ACNB Bank, provides him with unique insights into the Corporation’s challenges, strategic goals, and operations.
Scott L. Kelley, Esquire	Mr. Kelley, age 70, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2012. He has also been a member of the Board of Directors of ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., since January 1, 2017. Mr. Kelley is a Partner with Barley Snyder LLP. Previously, he was an attorney and President of the law firm of Stonesifer and Kelley, P.C. of Hanover, Pennsylvania, until it merged with Barley Snyder LLP in 2017. He served as the Executive Director of Community Banks Insurance Services from 2007 to 2009. The Board benefits from Mr. Kelley’s more than 40 years of experience practicing law in the areas of business and commercial law; real estate law; agricultural law; oil, gas and mineral law; and, estate planning and administration, as well as from his experience in the insurance industry.
Daniel W. Potts	Mr. Potts, age 69, has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2004 and serves as an audit committee financial expert. He has also been a member of the Board of Directors of ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., since 2005. Mr. Potts has more than 35 years of global business experience, including 10 years with major accounting firms and senior executive positions in the financial services industry. He is currently Consultant with Deloitte Consulting, a global consulting firm specializing in the three primary service areas of human capital, strategy and operations, and technology. Mr. Potts’ financial and business skills and extensive experience with financial accounting matters provide invaluable insight and guidance to the Board’s oversight function.
SHARE OWNERSHIP
Principal Shareholders
The following table sets forth, as of December 31, 2021, to the best of the Board of Directors’ knowledge, the name and address of each person or entity who owns of record or who is known to be the beneficial owner of more than 5% of the Corporation’s outstanding common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
FMR LLC 245 Summer Street Boston, MA 02210	540,013(1)	6.21%

(1)
On a Schedule 13G filed with the SEC on February 8, 2022, FMR LLC reported sole voting power with respect to 64,526 shares of the Corporation’s common stock and sole dispositive power with respect to 540,013 shares of the Corporation’s common stock.

Beneficial Ownership of Named Executive Officers, Directors and Nominees
The following table sets forth, as of December 31, 2021, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, each Named Executive Officer, and all Named Executive Officers, directors and nominees of the Corporation as a group. Unless otherwise noted, shares are held individually, and the percentage of class is less than 1% of the Corporation’s outstanding common stock.

Beneficial ownership of shares of ACNB Corporation common stock is determined in accordance with SEC Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:
•
Voting power, which includes the power to vote or to direct the voting of the stock; or,

•
Investment power, which includes the power to dispose or direct the disposition of the stock; or,

•
The right to acquire beneficial ownership within sixty (60) days after December 31, 2021.

Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly and individually by the reporting person. The number of shares owned by the directors, nominees and Named Executive Officers is rounded to the whole share.
Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Class 1 Directors
Todd L. Herring	7,811(2)	—
James J. Lott	14,045(3)	—
Marian B. Schultz	11,260(4)	—
James E. Williams	12,228	—
Class 2 Directors
Donna M. Newell	8,040(5)	—
D. Arthur Seibel, Jr.	30,841(6)	—
David L. Sites	36,635(7)	—
Alan J. Stock	104,109(8)	1.20%
Class 3 Directors
Kimberly S. Chaney	6,836(9)	—
Frank Elsner, III	22,631(10)	—
James P. Helt	14,526(11)	—
Scott L. Kelley	20,348(12)	—
Daniel W. Potts	6,710	—
Named Executive Officers
Lynda L. Glass	12,827(13)	—
Executive Vice President/ Secretary & Chief Governance Officer of ACNB Corporation
David W. Cathell	17,872(14)	—
Executive Vice President/ Treasurer & Chief Financial Officer of ACNB Corporation
All Named Executive Officers, Directors and Nominees as a Group (13 Directors/Nominees, 3 Executive Officers, 15 persons in total)	326,719	3.76%

(1)
The securities “beneficially owned” by an individual are determined in accordance with the definitions of “beneficial ownership” set forth in the General Rules and Regulations of the SEC and may include securities owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after December 31, 2021. Beneficial ownership may be disclaimed as to certain of the securities.

(2)
Figure includes 5,737 shares held solely by Mr. Herring; 1,022 shares held in a trust for the benefit of Mr. Herring; 172 shares owned individually by his spouse; and, 880 shares held in his spouse’s IRA.

(3)
Figure includes 4,969 shares held solely by Mr. Lott; 8,076 shares held jointly with Mr. Lott’s spouse; and, 1,000 shares held in his IRA.

(4)
Figure includes 4,660 shares held solely by Ms. Schultz; 1,000 shares held jointly with Ms. Schultz’s spouse; and, 5,600 shares held solely by Ms. Schultz’s spouse.

(5)
Figure includes 4,660 shares held solely by Ms. Newell; 2,815 shares held jointly with Ms. Newell’s spouse; and, 565 shares held in her IRA.

(6)
Figure includes 2,831 shares held solely by Mr. Seibel; 11,107 shares held in a trust for the benefit of Mr. Seibel; and, 16,903 shares held in his IRA.

(7)
Figure includes 5,939 shares held solely by Mr. Sites; 27,907 shares held in his IRAs; 2,763 shares held in Mr. Sites’ spouse’s IRAs; and, 26 shares held in a family trust of which Mr. Sites is trustee.

(8)
Figure includes 6,438 shares held solely by Mr. Stock; 28,972 shares held jointly with Mr. Stock’s spouse; 3,299 shares held in his IRA; 7,601 shares held in Mr. Stock’s spouse’s IRA; and, 57,799 shares owned by Mr. Stock’s mother over which he has power of attorney.

(9)
Figure includes 946 shares held solely by Ms. Chaney and 5,890 shares held jointly with Ms. Chaney’s spouse.

(10)
Figure includes 6,577 shares held solely by Mr. Elsner; 14,301 shares held jointly with Mr. Elsner’s spouse; and, 1,753 shares held in his IRA.

(11)
Figure includes 9,215 shares held solely by Mr. Helt; 1,592 shares held jointly with Mr. Helt’s spouse; and, 3,719 shares held in his IRA.

(12)
Figure includes 1,174 shares held solely by Mr. Kelley; 5,441 shares held jointly with Mr. Kelley’s spouse; and, 13,733 shares held in his IRA.

(13)
Figure includes 7,586 shares held solely by Ms. Glass and 5,241 shares held jointly with Ms. Glass’ spouse.

(14)
Figure includes 7,450 shares held solely by Mr. Cathell; 1,786 shares held jointly with Mr. Cathell’s spouse; and, 8,636 shares held in his IRA.

DIRECTOR COMPENSATION
Compensation of the Board of Directors of ACNB Corporation and Subsidiaries
Directors of the Corporation are compensated for their services as set forth below. ACNB Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. The Compensation Committee annually reviews and recommends to the Board of Directors the compensation levels and elements for directors. Since April 1, 2021, ACNB Bank’s non-employee directors have been compensated for their services rendered to the Corporation and to ACNB Bank as follows:
•
$23,000 annual retainer;

•
$800 per Board meeting;

•
$500 per committee meeting;

•
$200 for committee chair per meeting, unless otherwise specified;

•
$1,000 for Audit Committee chair per meeting;

•
$750 for Compensation Committee chair per meeting;

•
$35,000 annually for Chairman of the Board;

•
$10,000 annually for Vice Chairman of the Board;

•
$600 allowance for a half-day seminar plus expenses, if applicable, and $1,000 allowance for a full-day seminar plus expenses, if applicable; and,

•
$125 per hour for continuing education via online/webinar training, given preapproval.

Pursuant to a board approved plan, at the director’s election, 50% or 100% of each director’s annual retainer, as paid on a quarterly basis, is paid as ACNB Corporation common stock in lieu of directors fees through the Corporation’s Dividend Reinvestment and Stock Purchase Plan.
The following table summarizes the compensation of directors during 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Kimberly S. Chaney	$46,831	—	—	$474	$47,305
Frank Elsner, III	$58,225(2)	—	—	$585	$58,810
Todd L. Herring	$59,550	—	—	$576	$60,126
Scott L. Kelley	$63,063(3)	—	—	$1,790	$64,853
James J. Lott	$50,550	—	—	$410	$50,960
Donna M. Newell	$43,631	—	—	$344	$43,975
Daniel W. Potts	$55,150(4)	—	—	$1,617	$56,767
Thomas A. Ritter(5)	$17,642(6)	—	—	—	$17,642
Marian B. Schultz	$44,475	—	—	$2,088	$46,563
D. Arthur Seibel, Jr.	$50,825	—	—	$773	$51,598
David L. Sites	$46,325	—	—	$705	$47,030
Alan J. Stock	$97,225(7)	—	—	$885	$98,110
James E. Williams	$52,175	—	—	$841	$53,016

(1)
Represents the tax reportable imputed income attributed to the director supplemental life insurance plan.

(2)
Includes $5,200 paid in 2021 for Board meetings of Russell Insurance Group, Inc.

(3)
Includes $5,200 paid in 2021 for Board meetings of Russell Insurance Group, Inc.

(4)
Includes $4,550 paid in 2021 for Board meetings of Russell Insurance Group, Inc.

(5)
Mr. Ritter departed from the Board of Directors at the 2021 Annual Meeting of Shareholders.

(6)
Includes $1,900 paid in 2021 for Board meetings of Russell Insurance Group, Inc.

(7)
Includes $5,200 paid in 2021 for Board meetings of Russell Insurance Group, Inc.

Director Deferred Fee Plan
In January 2001, ACNB Bank established a director deferred fee plan. Directors Elsner, Herring, Kelley, Lott, Schultz, Stock and Williams participated in 2021. Directors may defer up to 100% of the director’s income. Benefits are payable upon termination of service, change of control, and by specific participant election in accordance with IRS Code Section 409A. The deferred fees earn interest, and the interest and plan expenses are funded by bank-owned life insurance (BOLI).
Variable Compensation Plan
Effective January 1, 2018, the ACNB Bank Variable Compensation Plan was amended to allow directors to participate under the same terms as employees in order to better align the interests of the directors with the shareholders and to place similar restrictions, as placed upon employees who are granted restricted stock, on grants of shares from the 2018 Omnibus Stock Incentive Plan, any successor plan, or any similar plan under which equity awards may be granted and directors are eligible to participate. During 2021, no awards were granted to non-employee directors.

Director Supplemental Life Insurance Plan
ACNB Bank has a director supplemental life insurance plan. All non-employee directors are eligible for the life insurance benefit. The plan currently insures twelve (12) directors. The director life insurance benefit of $250,000 per participating director shall be provided unless the director separates from service prior to reaching the retirement age without at least nine (9) years of service, in which case the benefit is $100,000. This life insurance benefit is funded through a single premium BOLI program because BOLI is a more cost-efficient way of providing the benefits. The amount of death benefits is the amount set forth in the individual’s policy endorsement. The eligible participating directors are not required to pay any premiums on the life insurance policy, but have the imputed value of the insurance coverage included in their taxable incomes.
Long-Term Care Insurance
ACNB Bank provides long-term care insurance to directors, and eligibility is subject to medical underwriting acceptance. The plan currently insures ten (10) directors. The eligible participating directors are not required to pay any premiums. The long-term care insurance provides a monthly maximum base benefit of $4,000 for long-term care needs.
EXECUTIVE COMPENSATION
Determination of Executive Compensation
The Compensation Committee is charged with recommending to the Board of Directors of ACNB Corporation the compensation for all executive officers of ACNB Corporation and its subsidiaries. The Committee may form and delegate authority to subcommittees or delegate authority to management when appropriate, as well as retain or obtain the advice of a compensation consultant, legal counsel, or other adviser.
Compensation Objectives and Policies
The primary objective of the Corporation’s compensation philosophy remains to attract, motivate, reward and retain executives who will maintain the safety and soundness of the Corporation and its subsidiaries. In addition, the Corporation’s compensation philosophy aims to sustain and enhance long-term investor value, enforce internal controls deemed appropriate by our auditors and regulators, and execute the strategic plans as prioritized by the Board of Directors.
The Compensation Committee and the Board of Directors of the Corporation seek to establish fair compensation policies in order to attract, motivate, reward and retain competent managers whose efforts will enhance the Corporation’s profitability and growth without exposing the Corporation to undue risk. The Compensation Committee treats compensation as an evolving process depending on the strategic objectives of the Corporation, as determined by the Board of Directors at that time.
The Role of the Named Executive Officers in Setting Compensation
The Named Executive Officers do not participate in the determination process of their respective annual base salaries and are not present when their respective compensation is discussed by the Compensation Committee or discussed and approved by the Board of Directors.
Mr. Helt, as President & Chief Executive Officer of the Corporation and ACNB Bank, provides insight to the Compensation Committee on the performance and compensation of the subsidiary bank’s executive officers including the other Named Executive Officers. He also assists in establishing performance goals and objectives for these executive officers.

The Compensation Process for the Named Executive Officers
President & Chief Executive Officer of the Corporation and ACNB Bank	• Discusses the Named Executive Officers’ performance with the Compensation Committee and provides insight on merit compensation.
• Is not present when his performance and compensation are discussed.
Compensation Committee	• Reviews the performance of the President & Chief Executive Officer of the Corporation and the Bank in his absence.
• Reports on the performance of the Named Executive Officers and recommends the compensation levels to the Board of Directors.
Board of Directors	• Without any Named Executive Officers participating or present, discusses the compensation levels of the Named Executive Officers and determines the levels of compensation.
• Uses its business judgment and the Compensation Committee’s recommendation in determining compensation.
The Role of a Consultant in Setting Compensation
The Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel, or other adviser. The Compensation Committee is directly responsible for retaining, determining the independence, determining if a conflict of interest exists, compensating, and overseeing the work of its advisers.
The Compensation Committee did not engage a compensation consultant with regard to 2021 executive compensation. However, the Compensation Committee engaged the services of Blanchard Consulting Group for projects related to the review of both director and executive compensation, including the incentive plan, the results of which are planned for implementation effective in 2022. The Compensation Committee also reviewed and considered educational materials from various webinars and conferences, as well as other resources, as further explained in Benchmarking below.
Benchmarking
For 2021, the Compensation Committee reviewed the information gathered from the proxies of their peer group, including the perquisites given to the Named Executive Officers from the peer institutions. It did not make any specific adjustment in any element of compensation based upon any specific information it received from other proxies, but is only used as an educational source as to the current trends in compensation.
The Compensation Committee also reviewed information it received from various webinars, conferences and publications. This information provides general compensation trends and is not used to specifically benchmark any specific element of executive compensation to any specific financial institution or group of financial institutions, but is only used as an educational source as to the current trends in compensation.
Summary Compensation Table
The following table summarizes the total compensation for 2021 and 2020 for James P. Helt, the Corporation’s President & Chief Executive Officer; David W. Cathell, the Corporation’s Executive Vice President/Treasurer & Chief Financial Officer; and, Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer. These individuals are referred to as the Named Executive Officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)	Total ($)
James P. Helt President & Chief Executive Officer of the Corporation(4)	2021	$455,196	$63,900	—	$112,203	$64,279(5)	$695,578
	2020	$450,000	$59,500	$47,000	$161,502	$58,595(6)	$776,597
David W. Cathell Executive Vice President/ Treasurer & Chief Financial Officer of the Corporation(7)	2021	$259,207	$40,200	—	$15,971	$13,206(8)	$328,584
	2020	$261,779	$39,000	$28,000	$60,207	$12,841(9)	$401,827
Lynda L. Glass Executive Vice President/ Secretary & Chief Governance Officer of the Corporation(10)	2021	$274,329	$41,700	—	$101,346	$92,670(11)	$510,045
	2020	$276,161	$39,700	$29,800	$263,597	$72,439(12)	$681,697

(1)
The salary shown for 2020 reflects an additional pay period for 27 total pay periods versus 26 total pay periods for a typical year.

(2)
The amount shown was deposited for a cash purchase of Corporation stock through the Corporation’s Dividend Reinvestment and Stock Purchase Plan and was issued as restricted stock grants pursuant to the ACNB Bank Variable Compensation Plan under the Corporation’s 2018 Omnibus Stock Incentive Plan.

(3)
The amounts shown represent the aggregate actuarial increase in the present value of the Named Executive Officer’s benefits under the pension plan and retirement income agreements.

(4)
Also serves as President & Chief Executive Officer of ACNB Bank and Chairman of the Board of ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc.

(5)
Includes 401(k) plan employer matching contribution of $11,600; deferred compensation accruals under his SERP of $49,160; imputed income of $861 related to supplemental life insurance; and, personal use of company car of $2,658.

(6)
Includes 401(k) plan employer matching contribution of $11,400; deferred compensation accruals under his SERP of $40,985; imputed income of $810 related to supplemental life insurance; and, personal use of company car of $5,400.

(7)
Also serves as Executive Vice President/Treasurer & Chief Financial Officer of ACNB Bank and Vice President & Treasurer of ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc.

(8)
Includes 401(k) plan employer matching contribution of $11,600 and imputed income of $1,606 related to supplemental life insurance.

(9)
Includes 401(k) plan employer matching contribution of $11,400 and imputed income of $1,441 related to supplemental life insurance.

(10)
Also serves as Executive Vice President/Secretary and Chief Risk & Governance Officer of ACNB Bank, as well as a director and Vice President & Secretary of ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc.

(11)
Includes 401(k) plan employer matching contribution of $11,600; deferred compensation accruals under her SERP of $79,630; and, imputed income of $1,440 related to supplemental life insurance.

(12)
Includes 401(k) plan employer matching contribution of $11,400; deferred compensation accruals under her SERP of $59,754; and, imputed income of $1,285 related to supplemental life insurance.

Employment Agreements
Each of the Named Executive Officers has an employment agreement. On December 31, 2008, the Corporation and Adams County National Bank, now ACNB Bank, entered into an amended and restated employment agreement with Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer of the Corporation and Executive Vice President/Secretary and Chief Risk & Governance Officer of the Bank. Ms. Glass’ agreement was again amended on December 27, 2016. On April 17, 2009, the Corporation and the Bank entered into an employment agreement with David W. Cathell, Executive Vice President/Treasurer & Chief Financial Officer of the Corporation and the Bank, which was then amended on December 27, 2016. On April 15, 2009, the Bank entered into an employment agreement with James P. Helt, President & Chief Executive Officer of the Corporation and the Bank, which was then amended on December 27, 2016. This amended agreement was replaced by the amended and restated employment agreement between the Corporation, the Bank and Mr. Helt as of August 14, 2018 (together, the “Agreements” and “Executives”). Under the Agreements, the Named Executive Officers are eligible for bonuses, paid time off, participation in employee benefit plans, and reimbursement of business expenses.
The initial terms of the Agreements are three (3) years which automatically extend for an additional one (1) year period on each annual anniversary date of the Agreements, unless notice is given one hundred eighty (180) days prior to the anniversary date, so that on each anniversary date if notice had not been previously given the term shall continue for three (3) years.
The Agreements automatically terminate if the Executives are terminated for “Cause”, as defined in the Agreements, and all rights under the Agreements will terminate with the exception of the arbitration clause. The Agreements automatically terminate if the Executives terminate their employment for “Good Reason”, as defined in the Agreements. If the Agreements terminate for “Good Reason”, Messrs. Helt or Cathell or Ms. Glass would receive 2.99 times the respective Executive’s agreed compensation and benefits for two (2) years. The Agreements automatically terminate upon the Executives’ disability, as defined in the Agreements, and the Executives will receive employee benefits and 75% of their compensation until (a) they return to work, (b) reach age sixty-five (65), (c) die, or (d) the employment period under the Agreements ends. The Agreements automatically terminate if the Executives voluntarily terminate the Agreements. If Messrs. Helt or Cathell or Ms. Glass gives notice within one hundred eighty (180) days of a “Change in Control”, as defined in the Agreements, or the Executive’s employment is terminated involuntarily, the respective Executive is entitled to 2.99 times the Executive’s agreed compensation and to continue to receive benefits for two (2) years. Messrs. Helt and Cathell and Ms. Glass would receive grossed-up payments, if necessary.
The Agreements contain restrictive covenants precluding the Executives from engaging in competitive activities in a certain area and provisions preventing the Executives from disclosing proprietary information about the Corporation and ACNB Bank.
Variable Compensation Plan
Effective January 1, 2014, and subsequently amended effective January 1, 2018, January 1, 2021, and March 1, 2022, the Compensation Committee established the ACNB Bank Variable Compensation Plan (the “Plan”), which provides guidelines for awarding cash and/or equity incentive bonuses. Under the Plan, the Compensation Committee may make a recommendation to the Board of Directors to award stock under the ACNB Corporation 2018 Omnibus Stock Incentive Plan, any successor plan, or any similar plan under which equity awards may be granted, if it chooses to make equity awards. The Board of Directors also reserves the right to amend, suspend or terminate the Plan at any time. The guidelines contained in the Plan include general restrictions such as:
•
the award formulas are to be constructed to align the interests of the participant with those of the shareholders;

•
the participant must have an overall rating of “Meets Expectations” on his or her most recent individual performance appraisal, as applicable;

•
no incentive bonuses may be awarded if the Bank’s CAMELS rating assigned by its regulators falls below a certain rating;

•
no incentive bonuses will be awarded if the Board of Directors determines that the dividend payable to the shareholders is not reasonable or competitive; and,

•
all bonuses are subject to a clawback provision.

Criteria Considered in Deciding to Grant a Bonus Under the
ACNB Bank Variable Compensation Plan
Factor	Rationale	2020 Target
Return on Average Equity (ROAE)	Measures the Bank’s performance and provides for a pay for performance baseline.	9.00%
Deposit Growth	Incentivizes employees to grow the Bank’s deposit base.	4.00%
Loan Growth	Incentivizes employees to grow the Bank’s loan portfolio which will increase income.	4.00%
Leverage Capital Ratio	Our regulators look at our capital ratios to help determine if our capital is adequate and may place constraints on us if they determine that it is not.	9.25%
Non-Performing Loans to Total Loans	Incentivizes employees to grow the Bank’s loan portfolio with quality loans.	<2.00%
Net Income	Seeks to maintain an improved performance of the Bank.	≥$25 Million
Given the continuing impacts and unusual circumstances of the COVID-19 pandemic, only cash awards were paid to the Named Executive Officers in 2021 for 2020 performance. Each respective Named Executive Officer was awarded a bonus of 60% of the combined dollar value of the cash and equity awards paid in 2020 for 2019 performance. The cash awards were paid in 2021 for the purpose of recognizing the Named Executive Officers’ efforts during the extremely challenging and unprecedented year of 2020. Further, this calculation of 60% of prior year was the same as implemented for the ACNB Bank employee population for the bonuses paid in December 2020.
Equity Compensation
In 2009, the Corporation’s shareholders approved the ACNB Corporation 2009 Restricted Stock Plan, which allowed the Corporation to grant up to 200,000 restricted shares of ACNB Corporation common stock under the plan. The Compensation Committee could grant restricted stock to employees and directors of the Corporation and ACNB Bank contingent, for example, upon the employee, director, Corporation or ACNB Bank meeting specified goals or the employee or director remaining employed or affiliated with ACNB Bank for a specific period of time. The 2009 Restricted Stock Plan expired by its own terms after ten (10) years on February 24, 2019.
In 2018, the Corporation’s shareholders approved the ACNB Corporation 2018 Omnibus Stock Incentive Plan, which allows the Corporation to grant up to 400,000 restricted shares of ACNB Corporation common stock under the plan. Awards that may be granted under the 2018 Omnibus Stock Incentive Plan include stock options (including qualified stock options and non-qualified stock options), stock appreciation rights (“SARs”), stock awards, restricted stock, stock units and restricted stock units (“RSUs”), performance awards, and director compensation. All awards and the terms and conditions of such awards will be set forth in a written agreement. No awards were made to the Named Executive Officers during 2021.

The following table is a summary of the outstanding equity awards at December 31, 2021.
Outstanding Equity Awards at Fiscal Year-End
Named Executive Officer	Number of Shares that Have Not Vested (#)(1)	Market Value of Shares that Have Not Vested ($)(2)
James P. Helt	619.1135	$19,366
Lynda L. Glass	392.5443	$12,279
David W. Cathell	368.8336	$11,537

(1)
Shares vest effective January 1, 2022.

(2)
Value represents the number of shares that have not vested multiplied by $31.28, the average of the closing bid and ask prices for ACNB Corporation common stock on December 31, 2021.

Supplemental Life Insurance Plan
In January 2001, ACNB Bank implemented a supplemental life insurance plan for certain officers, including the Named Executive Officers, of the Bank to provide death benefits for each officer’s designated beneficiaries, which was amended and restated in December 2014. Beneficiaries designated by an officer are entitled to a split-dollar share of the death proceeds from the life insurance policies on each officer equal to the lesser of two (2) times the officer’s base annual salary or the maximum dollar amount of the participant’s interest in the policy based upon the vesting schedule attached to his or her split-dollar policy endorsement. The plan is unsecured and unfunded, and there are no plan assets. The Bank has purchased single premium bank-owned life insurance (BOLI) policies on the lives of the officers and intends to use income from the BOLI policies to offset the plan benefit expenses.
Group Term Life Insurance Plan
ACNB Bank maintains a group term life insurance plan. All full-time Bank employees are eligible to participate in the plan. For 2021, the insurance benefit for employees was calculated as two (2) times base salary, with a maximum of $250,000.
Long-Term Care Insurance
ACNB Bank provides long-term care insurance to certain officers including the Named Executive Officers. The insurance provides a monthly benefit for long-term care needs.
401(k) Plan
ACNB Bank maintains a defined contribution profit-sharing 401(k) plan. ACNB Bank is the plan sponsor and plan administrator. The plan is subject to certain laws and regulations under the Internal Revenue Code, and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.
An employee is eligible to participate in the plan after working for six (6) months and attaining the age of twenty (20) years and six (6) months. An eligible employee is automatically enrolled in the 401(k) plan, and the Bank will automatically withhold 6% of the employee’s wages unless otherwise directed. ACNB Bank matches a percentage of the employee’s contribution. In 2021, ACNB Bank’s contribution equaled 100% of the employee’s contribution up to 3% of earned compensation plus 50% of the next 2% of earned compensation. Effective January 1, 2000, ACNB Bank adopted a “safe harbor” provision for its 401(k) plan, which vests eligible contributions immediately upon entering the plan for both employer and employee contributions.

Defined Benefit Plan
Employees of ACNB Bank hired on or before March 31, 2012, are covered under the Bank’s Group Pension Plan for Employees provided that they meet the eligibility criteria of the plan. The plan is a defined benefit pension plan under the Employee Retirement Income Security Act of 1974. The plan was restated November 1, 1998, effective January 1, 1999, and subsequently amended effective November 1, 2000, January 1, 2010, and April 1, 2012. ACNB Bank is the plan sponsor and plan administrator.
Amounts are set aside each year to fund the plan on the basis of actuarial calculations. The amount of contribution to a defined benefit pension plan on behalf of a specific employee cannot be separately or individually calculated. ACNB Bank made no contributions to the plan in 2021, as the plan is considered to be well funded.
Each employee of ACNB Bank hired on or before March 31, 2012, who attained the age of twenty (20) years and six (6) months and who completed one (1) year of service, in which one thousand (1,000) hours were worked, was eligible to participate in the plan on the following anniversary of the plan. The plan generally provides for a prospective benefit at the age of sixty-five (65) years for the employee’s remaining lifetime with payments certain for five (5) years. Effective January 1, 2010, the formula for determining a participant’s benefit is the participant’s earned benefit as of December 31, 2009, plus 0.75% of the participant’s average monthly pay multiplied by the participant’s benefit service earned on and after January 1, 2010, but not more than twenty-five (25) years. If an employee has completed thirty (30) or more years of vested service, he or she is eligible to retire at age sixty-two (62) with no reduction applied to his or her benefit.
Supplemental Executive Retirement Plan
ACNB Bank entered into retirement income agreements with the Named Executive Officers to provide supplemental retirement income benefits to these officers upon the later of reaching their normal retirement date or separation of service. Messrs. Helt’s and Cathell’s and Ms. Glass’ benefits are payable in equal monthly installments for the greater of one hundred-eighty (180) months or the executive’s life. Benefits are also payable upon death. Benefit amounts will be determined by the individual’s number of years of service. Benefits accrue annually, but may be reduced if termination of service occurs before the normal retirement date except after a change in control. In exchange for providing benefits under the agreements, the executives are bound by respective noncompetition arrangements. No benefits are payable under the agreements if the executive directly or indirectly engages in a business or activity that may be deemed competitive with ACNB Bank or the Corporation within fifty (50) miles of ACNB Bank’s principal office. If the termination occurs before the executive’s respective retirement date, this restriction applies for five (5) years after the date of the executive’s separation of service; however, the restriction will not extend longer than three (3) years after the executive begins to receive benefits under the respective agreement. If the separation occurs after the executive’s retirement date, then the restriction shall be in place for three (3) years. The restriction does not apply after a change in control. ACNB Bank purchased bank-owned life insurance policies on each officer to fund the retirement income agreements.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
As Named Executive Officers, Messrs. Helt and Cathell and Ms. Glass have entered into employment agreements with the Corporation and ACNB Bank, which govern any payments upon termination or change in control. If on December 31, 2021, Messrs. Helt or Cathell or Ms. Glass terminated employment for “Good Reason”, each would have received thirty-six (36) monthly payments in an amount equal to 2.99 times his or her respective agreed compensation plus benefits for two (2) years. If Messrs. Helt or Cathell or Ms. Glass terminates employment after a “Change in Control”, as defined in the respective employment agreements, then he or she will be entitled to a lump sum of 2.99 times his or her respective agreed compensation plus benefits for two (2) years following termination. If the Corporation terminates the Named Executive Officer’s employment without “Cause”, then the respective Named Executive Officer will receive thirty-six (36) monthly payments in an amount equal to 2.99 times his or her respective agreed compensation plus benefits for two (2) years. Payments pursuant to a “Change in Control” or termination without “Cause” or for “Good Reason” will be grossed-up for Messrs. Helt and Cathell and Ms. Glass to accommodate for any excise tax imposed on the payments.

All employment agreements contain noncompetition, nonsolicitation and confidentiality provisions. If the Corporation terminates the Named Executive Officer’s employment without “Cause” or if the Named Executive Officer terminates employment with “Good Reason” or after a “Change in Control”, then the noncompetition and nonsolicitation provisions continue for two (2) years after the termination of employment. If the Named Executive Officer’s employment is terminated by the Corporation for “Cause” or if the Named Executive Officer terminates employment voluntarily without “Good Reason”, then the noncompetition and nonsolicitation provisions continue for one (1) year after termination of employment.
Upon a “Change in Control” followed by a separation of service, the Named Executive Officers will become vested in the retirement benefits under the supplemental executive retirement plan agreement. If the Named Executive Officer is terminated for reasons other than the commission of a felony involving Bank property prior to retirement, then he or she will be entitled to an early termination benefit in an amount determined based upon the year in which such termination occurs. The supplemental executive retirement plan agreement contains a noncompetition provision which restricts the Named Executive Officer’s ability to compete and solicit customers.
Upon any termination of employment, the respective Named Executive Officer will be entitled to receive normal retirement benefits equal to an amount determined by an actuarial formula as described in the defined benefit plan.
James P. Helt
The following table shows the potential payments upon termination or change in control of the Corporation for James P. Helt. The chart assumes the triggering events took place on December 31, 2021.
Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Voluntary for Good Reason Termination	Change in Control	Disability	Death
Supplemental Executive Retirement Plan(1)	$37,488	$37,488	$250,000	$37,488	$0	$37,488	$250,000	$0	$250,000
Supplemental Executive Life Insurance	$0	$0	$0	$0	$0	$0	$0	$0	$918,000
Severance Under Employment Agreement(2)	$0	$0	$0	$45,293(3)	$0	$45,293(3)	$1,630,535(4)	$34,083(5)	$0
Accrued Leave	$79,442	$79,442	$79,442	$79,442	$0	$79,442	$79,442	$79,442	$79,442
Health and Welfare Benefits	$0	$0	$1,157	$49,239	$0	$49,239	$49,239	$65,652	$0
Restricted Stock Vesting	$0	$0	$19,366	$0	$0	$0	$19,366	$19,366	$19,366

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
Payable in a lump sum.

(5)
Monthly amount.

Lynda L. Glass
The following table shows the potential payments upon termination or change in control of the Corporation for Lynda L. Glass. The chart assumes the triggering events took place on December 31, 2021.
Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Voluntary for Good Reason Termination	Change in Control	Disability	Death
Supplemental Executive Retirement Plan(1)	$55,159	$55,159	$67,075	$55,159	$0	$55,159	$67,075	$0	$67,075
Supplemental Executive Life Insurance	$0	$0	$0	$0	$0	$0	$0	$0	$553,248
Severance Under Employment Agreement(2)	$0	$0	$0	$27,884(3)	$0	$27,884(3)	$1,003,826(4)	$20,983(5)	$0
Accrued Leave	$47,877	$47,877	$47,877	$47,877	$0	$47,877	$47,877	$47,877	$47,877
Health and Welfare Benefits	$0	$0	$1,195	$28,058	$0	$28,058	$28,058	$42,087	$0
Restricted Stock Vesting	$0	$0	$12,279	$0	$0	$0	$12,279	$12,279	$12,279

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
Payable in a lump sum.

(5)
Monthly amount.

David W. Cathell
The following table shows the potential payments upon termination or change in control of the Corporation for David W. Cathell. The chart assumes the triggering events took place on December 31, 2021.
Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Voluntary for Good Reason Termination	Change in Control	Disability	Death
Supplemental Executive Retirement Plan(1)	$38,569	$38,569	$38,569	$38,569	$0	$38,569	$38,569	$0	$38,569
Supplemental Executive Life Insurance	$0	$0	$0	$0	$0	$0	$0	$0	$510,000
Severance Under Employment Agreement(2)	$0	$0	$0	$26,510(3)	$0	$26,510(3)	$954,345(4)	$19,949(5)	$0
Accrued Leave	$45,238	$45,238	$45,238	$45,238	$0	$45,238	$45,238	$45,238	$45,238
Health and Welfare Benefits	$0	$0	$1,795	$53,216	$0	$53,216	$53,216	$0	$0
Restricted Stock Vesting	$0	$0	$11,537	$0	$0	$0	$11,537	$11,537	$11,537

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
Payable in a lump sum.

(5)
Monthly amount.

Transactions with Directors and Executive Officers
Some of ACNB Corporation’s directors, executive officers, and their immediate family members and the companies with which they are associated were customers of and had banking transactions with ACNB Corporation’s subsidiary bank during 2021. All loans and loan commitments made to them and to their companies were made in the ordinary course of ACNB Bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the Bank, and did not involve more than a normal risk of collectability or present other unfavorable features. ACNB Corporation’s subsidiary bank anticipates that similar transactions will be entered into in the future.
The Corporation does not regularly engage in business transactions with directors and executive officers outside of its business of banking. Generally, any other significant transactions with directors or executive officers are reviewed and approved by the Board of Directors on a case-by-case basis as the need arises.
On November 16, 2021, the ACNB Bank Board of Directors ratified the selection of C.E. Williams Sons, Inc., as a subcontractor for W&B Prime Construction Services, LLC, to complete the site work necessary for both the temporary and permanent building sites for the new Upper Adams Office Project in the total dollar amount of $335,010. James E. Williams, a director of ACNB Corporation, is the President of C.E. Williams Sons, Inc.
AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors is comprised of directors who meet SEC and Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors in April 2000, which has been subsequently revised and is incorporated by reference from the Governance Documents section of the ACNB Corporation Investor Relations website at investor.acnb.com.
The Audit Committee met with management periodically during the year to consider the adequacy of ACNB Corporation’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with ACNB Corporation’s independent registered public accounting firm and with appropriate ACNB Corporation financial personnel and internal auditors. The Audit Committee also discussed with ACNB Corporation’s management and independent registered public accounting firm the process used for certifications by ACNB Corporation’s Chief Executive Officer and Chief Financial Officer, which are required for certain of ACNB Corporation’s filings with the SEC.
The Audit Committee also met privately at its regular meetings with both the independent registered public accounting firm and the internal auditors, each of whom has unrestricted access to the Audit Committee.
The Audit Committee selected RSM US LLP as the independent registered public accounting firm for ACNB Corporation after reviewing the firm’s performance and independence from management.
Management has primary responsibility for ACNB Corporation’s financial statements and the overall reporting process, including ACNB Corporation’s system of internal controls.
The independent registered public accounting firm audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of ACNB Corporation in conformity with generally accepted accounting principles, and discussed with the Audit Committee any issues the firm believes should be raised with the Audit Committee.
The Audit Committee reviewed with management and RSM US LLP, ACNB Corporation’s independent registered public accounting firm, ACNB Corporation’s audited financial statements, as well as reviewed those financial statements and reports prior to issuance. Management has represented, and RSM US LLP has confirmed, to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee received from and discussed with RSM US LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s Communications with Audit Committees and discussed with RSM US LLP its independence. These items relate to that firm’s independence from ACNB Corporation. The Audit Committee also discussed with RSM US LLP matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by RSM US LLP, and discussed with the firm its independence.
The Audit Committee reviewed the audited financial statements and, based upon the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2021, which is then filed with the SEC.
At present, ACNB Corporation has two individuals designated as “audit committee financial expert”. The Board of Directors has determined that Daniel W. Potts and Kimberly S. Chaney are qualified to serve as ACNB Corporation’s audit committee financial experts and are independent as defined under applicable SEC and Nasdaq rules.
This report is furnished by the Audit Committee.
Daniel W. Potts, Chair
Kimberly S. Chaney
Todd L. Herring
James J. Lott
Alan J. Stock
INDEPENDENT AUDITORS
Aggregate fees billed to ACNB Corporation by RSM US LLP for 2021 and 2020 for services rendered are presented below:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees	$253,975	$330,325
Audit-Related Fees	—	—
Tax Fees	24,500	30,600
All Other Fees	—	—
Total Fees	$278,475	$360,925
Audit Fees include fees billed for professional services rendered for the audit of the Corporation’s annual consolidated financial statements and the review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses. For 2021, audit fees included fees billed for additional procedures during the year related to the core system conversion. For 2020, audit fees included fees billed for additional procedures during the year related to registration statements filed, internal controls, and the business combination transaction.
Tax Fees include fees billed for professional services rendered for tax compliance, tax advice, and tax planning.
When applicable, the Audit Committee considers whether any permissible provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.
The Audit Committee preapproves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Preapproval will generally be provided for up to one (1) year, and any preapproval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also preapprove particular services on a case-by-case basis. None of the services related to any Audit-Related Fees, Tax Fees or All Other Fees described above were approved by the Audit Committee pursuant to the preapproval waiver provisions set forth in the applicable SEC rules. In addition, the Audit Committee annually considers and recommends to the Board of Directors the selection of the Corporation’s independent registered public accounting firm as independent auditors.
SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires ACNB Corporation’s directors, executive officers, and shareholders who beneficially own more than 10% of ACNB Corporation’s outstanding equity stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities of ACNB Corporation with the SEC. Based on a review of copies of the reports filed, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely manner during 2021.
PROPOSALS
Cumulative voting rights do not exist with respect to the election of directors. The two (2) nominees for Class 1 Directors receiving the highest number of “FOR” votes cast, in person or by proxy, by those shareholders entitled to vote will be elected directors of the Corporation.
For the election of directors in Proposal 1, you may vote “FOR” all of the nominees, or your vote may be “WITHHELD” with respect to one (1) or more of the nominees. For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST”. If you sign your proxy card or broker voting instruction card, or vote via internet or telephone, with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Board’s nominees, in favor of the non-binding shareholder vote on executive compensation, and “FOR” all other proposals described in this proxy statement).
1.
TO ELECT TWO (2) CLASS 1 DIRECTORS TO SERVE FOR TERMS OF THREE (3) YEARS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

Nominees for Class 1 Directors are:
Todd L. Herring
James J. Lott
The Board of Directors recommends a vote FOR the election of these nominees.
2.
TO CONDUCT A NON-BINDING VOTE ON EXECUTIVE COMPENSATION.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our Named Executive Officers.
The shareholders approved a resolution at the Corporation’s 2017 Annual Meeting of Shareholders to conduct an annual advisory vote on the Corporation’s executive compensation for the Named Executive Officers.
As described in detail in this proxy statement, our executive compensation programs are designed to attract, motivate, reward and retain our Named Executive Officers, who are critical to our success. We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting of Shareholders:

RESOLVED, that the Corporation’s shareholders approve, on a non-binding basis, the compensation paid to the Named Executive Officers, as disclosed in the Corporation’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, the compensation tables, narrative discussion, and the other related tables and disclosure.
The Say on Pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee, or the Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends a vote FOR this proposal.
3.
TO RATIFY THE SELECTION OF RSM US LLP AS ACNB CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

The Board of Directors has approved the selection of RSM US LLP as the independent registered public accounting firm for the examination of its financial statements for the fiscal year ending December 31, 2022. RSM US LLP served as the Corporation’s independent registered public accounting firm for the year ended December 31, 2021. Even if the selection is ratified, the Board of Directors, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of ACNB Corporation and its shareholders.
RSM US LLP has advised us that neither the firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between the independent registered public accounting firm and its clients.
We expect a representative of RSM US LLP to be present at the Annual Meeting of Shareholders, to respond to appropriate questions, and to make a statement if the representative desires to do so.
The Board of Directors recommends a vote FOR this proposal.
4.
TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2022 ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ADDITIONAL INFORMATION
Any shareholder may obtain a copy of ACNB Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021, including the financial statements and related schedules and exhibits, required to be filed with the SEC, without charge, by submitting a written request to Corporate Relations, ACNB Corporation, 16 Lincoln Square, P. O. Box 3129, Gettysburg, Pennsylvania 17325, or by calling (717) 339-5085. You may also view these documents on our website at investor.acnb.com.
OTHER MATTERS
The Board of Directors knows of no matters other than those discussed in this proxy statement that will be presented at the annual meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

ACNB Corporation

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2022 Annual Meeting Proxy Card

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	For	Withhold
01 - Todd L. Herring	☐	☐
02 - James J. Lott	☐	☐

2 2 B V

03M10C

OnlineGo to www.envisionreports.com/ACNBor scan the QR code. Login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/ACNB.PhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada.You may vote online or by phone instead of mailing this card.

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ACNB Corporation

Notice of 2022 Annual Meeting of Shareholders

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

The 2022 Annual Meeting of Shareholders will be held onTuesday, May 3, 2022, at 1:00 p.m., Eastern Time, in a virtual meeting format only via the internet atwww.meetnow.global/MPM9DQS.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.Notice of 2022 Annual Meeting of ShareholdersProxy Solicited by the Board of Directors for Annual Meeting — May 3, 2022The undersigned hereby constitutes and appoints Scott L. Kelley and Alan J. Stock and each or either of them, Proxies of the undersigned, with full power ofsubstitution to vote all of the shares of ACNB Corporation that the undersigned shareholder(s) may be entitled to vote at the Annual Meeting of Shareholdersto be held virtually via the internet at www.meetnow.global/MPM9DQS on Tuesday, May 3, 2022, at 1:00 p.m., prevailing time, and at any adjournment orpostponement of the meeting, as indicated upon the matters referred to in the proxy statement, and upon any matters which may properly come before theAnnual Meeting.Shares represented by this proxy will be voted by the shareholder(s). If no such directions are indicated, the Proxies will have authority to vote FOR theelection of all the nominees listed in Proposal 1 and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other businessas may properly come before the Annual Meeting.(Items to be voted appear on reverse side.)

Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03M1PB++Proposals — The Board of Directors recommends a vote FOR all the nominees listed in A Proposal 1 and FOR Proposals 2 and 3.2. To conduct a non-binding vote on executive compensation. 3. To ratify the selection of RSM US LLP as ACNB Corporation'sindependent registered public accounting firm for the fiscalyear ending December 31, 2022.1. To elect two (2) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified.For Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.qIF

Notice of 2022 Annual Meeting of ShareholdersProxy Solicited by the Board of Directors for Annual Meeting — May 3, 2022The undersigned hereby constitutes and appoints Scott L. Kelley and Alan J. Stock and each or either of them, Proxies of the undersigned, with full power ofsubstitution to vote all of the shares of ACNB Corporation that the undersigned shareholder(s) may be entitled to vote at the Annual Meeting of Shareholdersto be held virtually via the internet at www.meetnow.global/MPM9DQS on Tuesday, May 3, 2022, at 1:00 p.m., prevailing time, and at any adjournment orpostponement of the meeting, as indicated upon the matters referred to in the proxy statement, and upon any matters which may properly come before theAnnual Meeting.Shares represented by this proxy will be voted by the shareholder(s). If no such directions are indicated, the Proxies will have authority to vote FOR theelection of all the nominees listed in Proposal 1 and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other businessas may properly come before the Annual Meeting.(Items to be voted appear on reverse side.)